Exhibit 10.6

FIRST AMENDMENT TO

CONSULTING SERVICES AGREEMENT

This First Amendment to the Consulting Agreement (this “Amendment”) is made as of April 1, 2012 (“Effective Date”) by and between Medgenics, Inc., a Delaware corporation (the “Company”), and Eugene A. Bauer (“Consultant”).

RECITALS

WHEREAS, the Company and Consultant entered into a Consulting Services Agreement effective October 18, 2010 (the “Agreement”); and

WHEREAS, the Company and Consultant desire to amend the Agreement in accordance with the terms and conditions set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.          Recitals. The recitals set forth above are hereby incorporated into the body of this Amendment as if fully restated herein.

2.          Cash Compensation. Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “The Company will pay Consultant an annual consulting fee equal to $90,000 payable in monthly installments.”

3.          Full Force and Effect. Except as specifically amended hereby, the Agreement remains in full force and effect and is hereby ratified by the parties hereto. In the event that any of the terms or conditions of the Agreement conflict with this Amendment, the terms and conditions of this Amendment shall control. The parties hereto agree that this Amendment is intended to amend the Agreement.

4.          Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the Effective Date.

COMPANY:		CONSULTANT:

Medgenics, Inc.

By:	/s/ Andrew L. Pearlman	/s/ Eugene A. Bauer
Name:	Andrew L. Pearlman	Eugene A. Bauer
Title:	Chief Executive Officer

2